Merrill Lynch Investor Luncheon May 4, 2006 Exhibit 99.1

This presentation contains forward looking statements concerning Valley’s future business outlook, financial condition and operating results.  Generally, the words "will," "may," "should," "continue," "believes," "expects," "anticipates" or similar expressions identify forward looking statements.  Readers are advised not to place undue reliance on these forward looking statements as they are influenced by certain risk factors and unpredictable events.  Factors that could cause actual results to differ materially from those predicted by the forward looking statements include among others:
unanticipated changes in the direction of interest rates;
competition from banks and other financial institutions;
changes in loan, investment and mortgage prepayment assumptions;
insufficient allowance for loan losses;
relationships with major customers;
changes in effective income tax rates;
higher or lower cash flow levels than anticipated;
inability to hire and retain qualified employees;
slowdown in levels of deposit growth;
a decline in the economy in New Jersey and New York;
a decrease in loan origination volume;
a change in legal and regulatory barriers including issues related to AML/BSA compliance;
the development of new tax strategies or the disallowance of prior tax strategies;
unanticipated litigation pertaining to fiduciary responsibility; and
retention of loans, deposits, customers and staff from Valley’s acquisition of Shrewsbury and NorCrown during
2005.
NOTE:  Valley disclaims any obligation to update or revise forward looking statements for any reason.
Information For Investors And Shareholders

Overview of Valley National Bancorp
79 Year Commercial Banking History
Listed on the NYSE:  VLY (twelve years as of December 5, 2005)
Consistent Shareholder Returns
Strong Financial Performance
Sound Asset Quality
Management Longevity/Ownership
Big Bank – Act Like Small Bank
Marketplace

Sullivan
Litchfiel
Dutchess
Putnam
Orange
Pike
Fairfield
Westchester
Sussex
Rockland
Passaic
Warren
Morris
Bergen
60 Min Drive Time
Bronx
Essex
New York
Queens
Nassau
Hudson
Union
Kings
Richmond
Hunterdon
Somerset
Middlesex
Bucks
Mercer
Monmouth

Valley National Bancorp

60 Miles from Wayne 60 Minutes from Wayne
Valley National Bancorp’s
Concentrated Focus and Market Share
1
As of March 31, 2006
2 June 2005 Total Deposits
Merrill Lynch Bank and Trust, Metlife Inc. and TD Waterhouse bank were adjusted from county totals.
5.10 154 NJ Footprint
0.26 9 Manhattan
0.43 1 Middlesex
1.42 10 Union
6.45 19 Morris
9.11 27 Essex
2.74 12 Monmouth
2.08 13 Hudson
3.77 4 Somerset
4.68 37 Bergen
5.09 3 Warren
9.48 6 Sussex
25.73% 22 Passaic
Market
Share by
Deposits²
Valley
Offices¹
County
5.10 154 NJ Footprint
0.26 9 Manhattan
0.43 1 Middlesex
1.42 10 Union
6.45 19 Morris
9.11 27 Essex
2.74 12 Monmouth
2.08 13 Hudson
3.77 4 Somerset
4.68 37 Bergen
5.09 3 Warren
9.48 6 Sussex
25.73% 22 Passaic
Market
Share by
Deposits²
Valley
Offices¹
County

Focused Growth
Branches under Development
New Jersey
Edison, Middlesex County
Freehold, Monmouth County
Hackensack, Bergen County
Highlands, Monmouth County
Hillsborough, Somerset County
Keansburg, Monmouth County
Manalapan, Monmouth County
Milltown, Middlesex County
North Brunswick, Middlesex County (2)
Paterson, Passaic County
Piscataway, Middlesex County
Upper Montclair, Essex County
Woodbridge, Middlesex County
Expansion concentration within 1 Hour of Wayne
Seeking to fill in and expand to contiguous counties, including Kings and Queens Counties, NY
Properties under construction/contract include:
Manhattan
Church Street & Franklin Street
Hudson Street & Laight Street
18
th
Street & Eighth Avenue
88
th
Street & Third Avenue
Brooklyn
61
st
Street & 18th Avenue

6 26% 23% 23% 28% Commercial & Construction Loans Commercial Mortgages Residential Mortgages Consumer Loans ($ in millions) Total Loans $8,161 Total Loan Portfolio Composition as of March 31, 2006

Valley National Bank - Sensitivity Analysis
Repricing Loan Cash Flow in One Year
20.92%
22.68%
22.33%
23.39%
22.08%
20.95%
0.00%
10.00%
20.00%
30.00%
40.00%
50.00%
60.00%
2001 2002 2003 2004 2005 3/31/2006
Prime-Based Loans Reprice Cash Flow

Loan Portfolio Growth 2001- 2005
2.30%
8.13%
7.81%
12.41%
17.29%
0.00%
3.00%
6.00%
9.00%
12.00%
15.00%
18.00%
2001 2002 2003 2004 2005*
* Includes loans acquired in connection with the Shrewsbury and NorCrown acquisitions totaling approximately $276 million and $413 million, respectively.

9 Non-Performing Loans as a % of Loans 2001- 3/31/2006 0.35% 0.38% 0.36% 0.44% 0.32% 0.40% 0.00% 0.50% 1.00% 1.50% 2.00% 2001 2002 2003 2004 2005 3/31/2006 (annualized)

10 Net Charge-Offs to Average Loans 2001- 3/31/2006 0.27% 0.24% 0.11% 0.11% 0.05% 0.03% 0.00% 0.50% 1.00% 1.50% 2.00% 2001 2002 2003 2004 2005 3/31/2006 (annualized)

Net Interest Margin Trend
Net Interest Margin is presented on a tax equivalent basis using a 35% tax rate
3.80%
3.76%
3.66%
3.55%
3.50%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
6/30/2005 9/30/2005 12/31/2005 3/31/2006
3/31/2005

As the slope of the yield curve steepens, Valley’s Net
Interest Margin will increase.
With the expiration of a cash flow hedge on August 1,
2006, Net Interest Margin will increase 4bps annually.
Yields on loans originated in the first quarter of 2006
were 33 bps higher than loans originated in the fourth
quarter of 2005, while the rate paid on deposits was
only 3 bps higher.
Net Interest Margin Trend

Strong Capital Position
Includes $200 Million Trust Preferred Issued November 2001.
Total Capital Ratio Includes $100 Million Sub-debt Issued July 2005.
8.1%
10.6%
12.5%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
16.00%
2001 2002 2003 2004 2005 3/31/2006
Leverage Ratio Tier 1 Ratio Total Capital Ratio

Unrealized Capital Position
(as of March 31, 2006)
Marked-to-Market Facilities
Number of facilities owned - 74
Approximate book value of facilities owned
* $82 Million
Approximate Market Value of
Facilities owned -
$280 Million

Net Income Per Diluted Share
1.14
(1)
1.36
(2)
1.40
1.41
0.35
1.42
0.35
$0.00
$0.50
$1.00
$1.50
2001 2002 2003 2004 2005 3/31/2006
All share data is adjusted to reflect a 5 percent stock dividend to be issued on May 22, 2006.
(1) Amount for 2001 includes merger-related charges of $7.0 million for Merchants  acquisition.
(2) Includes tax benefit due to restructuring of a subsidiary into a REIT of $8.75 million.
as of 3/31/05

Peer Groups
Institution
Asset Size as
of 12/31/05
Peer Group 1 ($5 billion - $15 billion) (in $000s)
First Citizens BancShares, Inc. Raleigh NC 14,639,392
City National Corporation Beverly Hills CA 14,581,860
South Financial Group, Inc. Greenville SC 14,318,910
Commerce Bancshares, Inc. Kansas City MO 13,885,545
TCF Financial Corporation Wayzata MN 13,365,360
Fulton Financial Corporation Lancaster PA 12,403,681
Investors Financial Services Corp. Boston MA 12,096,393
BancorpSouth, Inc. Tupelo MS 11,769,164
Cullen/Frost Bankers, Inc. San Antonio TX 11,741,437
Wilmington Trust Corporation Wilmington DE 10,228,135
Bank of Hawaii Corporation Honolulu HI 10,187,038
FirstMerit Corporation Akron OH 10,161,317
Whitney Holding Corporation New Orleans LA 10,109,006
First Republic Bank San Francisco CA 9,319,910
Old National Bancorp Evansville IN 8,492,022
Corus Bankshares, Inc. Chicago IL 8,458,740
Trustmark Corporation Jackson MS 8,389,750
East West Bancorp, Inc. San Marino CA 8,278,256
UMB Financial Corporation Kansas City MO 8,247,789
Wintrust Financial Corporation Lake Forest IL 8,177,042
UCBH Holdings, Inc. San Francisco CA 7,962,583
Citizens Banking Corporation Flint MI 7,751,883
Sterling Financial Corporation Spokane WA 7,558,928
Susquehanna Bancshares, Inc. Lititz PA 7,466,007
First Midwest Bancorp, Inc. Itasca IL 7,210,151
Greater Bay Bancorp E. Palo Alto CA 7,116,325
Pacific Capital Bancorp Santa Barbara CA 6,876,159
United Bankshares, Inc. Charleston WV 6,728,492
Irwin Financial Corporation Columbus IN 6,646,524
Texas Regional Bancshares, Inc. McAllen TX 6,588,319
Chittenden Corporation Burlington VT 6,464,670
Headquarters
Institution
Asset Size as
of 12/31/05
Peer Group 1 ($5 billion - $15 billion) (in $000s)
Cathay General Bancorp, Inc. Los Angeles CA 6,373,313
Provident Bankshares Corporation Baltimore MD 6,354,952
Republic Bancorp Inc. Owosso MI 6,081,766
First Commonwealth Financial Corp. Indiana PA 6,026,320
Hancock Holding Company Gulfport MS 5,950,187
Alabama National BanCorporation Birmingham AL 5,931,673
United Community Banks, Inc. Blairsville GA 5,865,756
MB Financial, Inc. Chicago IL 5,714,131
F.N.B. Corporation Hermitage PA 5,590,326
SVB Financial Group Santa Clara CA 5,541,715
Park National Corporation Newark OH 5,436,048
CVB Financial Corp. Ontario CA 5,422,971
Umpqua Holdings Corporation Portland OR 5,360,639
AMCORE Financial, Inc. Rockford IL 5,344,902
Central Pacific Financial Corp. Honolulu HI 5,239,139
Westamerica Bancorporation San Rafael CA 5,149,209
Boston Private Financial Holdings, Inc. Boston MA 5,134,065
Peer Group 2 ($15 billion - $40 billion) (in $000s)
Associated Banc-Corp Green Bay WI 22,100,082
BOK Financial Corporation Tulsa OK 16,252,907
Colonial BancGroup, Inc. Montgomery AL 21,426,197
Commerce Bancorp, Inc. Cherry Hill NJ 38,466,037
Compass Bancshares, Inc. Birmingham AL 30,798,232
First Horizon National Corporation Memphis TN 36,579,061
Huntington Bancshares Incorporated Columbus OH 32,764,805
Mellon Financial Corporation Pittsburgh PA 38,678,000
Mercantile Bankshares Corporation Baltimore MD 16,421,729
Sky Financial Group, Inc. Bowling Green OH 15,683,291
Synovus Financial Corp. Columbus GA 27,626,723
TD Banknorth Inc. Portland ME 32,095,353
Webster Financial Corporation Waterbury CT 17,824,391
Headquarters

Dividend Payout Ratio Comparison
59.40%
32.81%
43.85%
53.80%
34.07%
36.00%
54.60%
34.52%
36.65%
57.05%
37.28%
38.40%
58.00%
39.10%
40.79%
0.00%
10.00%
20.00%
30.00%
40.00%
50.00%
60.00%
70.00%
2001 2002 2003 2004 2005
Valley Peer Group 1 Peer Group 2

Dividends Paid ($millions)
44.4
59.3
52.7
55.7
53.0
56.2
57.6
59.3
63.9
66.7

Valley National Bancorp

Actual Valley Dividends
Paid vs. Peer Group Proforma
135.2
80.3
154.6
83.2
153.4
83.8
154.4
88.1
163.4
94.8
0.0
20.0
40.0
60.0
80.0
100.0
120.0
140.0
160.0
180.0
2001 2002 2003 2004 2005
Valley Net Income Valley Payout Peer Group 1 Peer Group 2

.16
.21
.23
.25
.26 .26
.27
.30
.36
.40
.42
.47
.53
.59
.64
.67
.72
.76
.80
.83
86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05
Annual Dividend paid, adjusted for stock splits and stock
dividends.
Current annual rate is $0.86 per share
Dividend Growth Per Share

Total Returns – 3/31/96 – 3/31/06*
203.45%
70.38%
139.90%
26.37%
135.67%
21.46%
0%
50%
100%
150%
200%
250%
Valley Russell 1000 Index S&P Index
10 Years 5 Years
11.73%
Annual
*Source- Bloomberg
11.23%
Annual
9.13%
Annual
4.79%
Annual
8.94%
Annual
3.96%
Annual

For More Information
Log onto our web site:   www.valleynationalbank.com
Visit our kids site: www.vnbkids.com
E-mail requests to:   dgrenz@valleynationalbank.com
Call Shareholder Relations at: (973) 305-3380
Write to:  Valley National Bank
1455 Valley Road
Wayne, New Jersey 07470
Attn:     Dianne M. Grenz, Senior Vice President
Director of Shareholder & Public Relations
Log onto our website above or www.sec.gov to obtain free
copies of documents filed by Valley with the SEC